                                                                    Exhibit 99.3

-------------------------------------------------------------------------------
              THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                AT 5:00 P.M., NEW YORK CITY TIME, ON    , 1997,
                    UNLESS EXTENDED (THE "EXPIRATION DATE").
-------------------------------------------------------------------------------

                                 MCLEOD, INC.

                             LETTER OF TRANSMITTAL

     OFFER TO EXCHANGE ITS 10 1/2% SENIOR DISCOUNT NOTES DUE MARCH 1, 2007
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                      FOR ANY AND ALL OF ITS OUTSTANDING
                10 1/2% SENIOR DISCOUNT NOTES DUE MARCH 1, 2007
                  PURSUANT TO THE PROSPECTUS DATED    , 1997

                              The Exchange Agent
                          for the Exchange Offer is:

                    UNITED STATES TRUST COMPANY OF NEW YORK

             By Facsimile:                             By Mail:

            (212) 420-6152               United States Trust Company of New York
      Attention: Customer Service              P.O. Box 843 Cooper Station
Confirm by Telephone to: (800) 548-6565          New York, New York 10276
                                           Attention: Corporate Trust Services



       By Hand before 4:30 p.m.:                 By Overnight Courier and
                                                 By Hand after 4:30 p.m.:

      United States Trust Company               United States Trust Company
               of New York                               of New York
              111 Broadway                        770 Broadway, 13th Floor
        New York, New York 10006                  New York, New York 10003
Attention: Lower Level Corporate Trust Window

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

  This Letter of Transmittal is to be completed by holders of Senior Notes (as defined below) either if Senior Notes are to be forwarded herewith or if tenders of Senior Notes are to be made by book-entry transfer to an account maintained by United States Trust Company of New York (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Senior Notes" in the Prospectus.

  Holders of Senior Notes whose certificates (the "Certificates") for such Senior Notes are not immediately available or who cannot deliver their Certificates, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, may tender their Senior Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Senior Notes" in the Prospectus.

  DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE
AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

  List below the Senior Notes of which you are a holder. If the space provided below is inadequate, list the certificate numbers and principal amount on a separate signed schedule and attach that schedule to this Letter of Transmittal. See Instruction 3.

                    ALL TENDERING HOLDERS COMPLETE THIS BOX:

                      DESCRIPTION OF SENIOR NOTES TENDERED
--------------------------------------------------------------------------------

NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER
            (FILL IN, IF BLANK)                                SENIOR NOTES TENDERED
-----------------------------------------------------------------------------------------------------
                                                 CERTIFICATE
                                                  NUMBER(S)*
                                              (ATTACH ADDITIONAL  PRINCIPAL AMOUNT  PRINCIPAL AMOUNT
                                                     LIST        (ATTACH ADDITIONAL TENDERED (IF LESS
                                                IF NECESSARY)    LIST IF NECESSARY)    THAN ALL)**
                                              -------------------------------------------------------
                                                                          $
                                              -------------------------------------------------------

                                              -------------------------------------------------------

                                              -------------------------------------------------------

                                              -------------------------------------------------------
          TOTAL AMOUNT TENDERED:                                          $                 $

--------------------------------------------------------------------------------
  * Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.
 ** Need not be completed if tendering for exchange all Senior Notes held.
    Senior Notes may be tendered in whole or in part in integral multiples of $1,000 principal amount at maturity. All Senior Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

  (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY. SEE INSTRUCTION 1)

[_]CHECK HERE IF TENDERED SENIOR NOTES ARE BEING DELIVERED BY BOOK-ENTRY
   TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution: ______________________________________________

   DTC Account Number: _________________________________________________________

   Transaction Code Number: ____________________________________________________

[_]CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
   TENDERED SENIOR NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s): ____________________________________________

   Window Ticket Number (if any): ______________________________________________

   Date of Notice of Guaranteed Delivery: ______________________________________

   Institution Which Guaranteed Delivery: ______________________________________

   If Guaranteed Delivery is to be made by book-entry transfer:

   Name of Tendering Institution: ______________________________________________

   DTC Account Number: _________________________________________________________

   Transaction Code Number: ____________________________________________________

[_]CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED SENIOR NOTES FOR YOUR OWN
   ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name: _______________________________________________________________________

   Address: ____________________________________________________________________

            ____________________________________________________________________

   Telephone Number and Contact Person: ________________________________________

LADIES AND GENTLEMEN:

  The undersigned hereby tenders to McLeod, Inc., a Delaware corporation (the "Company"), the above described principal amount of the Company's 10 1/2% Senior Notes due March 1, 2007 (the "Senior Notes") in exchange for a like principal amount of the Company's 10 1/2% Senior Notes due March 1, 2007 (the "Exchange Notes") which have been registered under the Securities Act of 1933 (the "Securities Act"), upon the terms and subject to the conditions set forth
in the Prospectus dated     , 1997 (as the same may be amended or supplemented
from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

  Subject to and effective upon the acceptance for exchange of the Senior Notes tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Senior Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer and as Trustee under the Indenture for the Senior Notes and the Exchange Notes) with respect to the tendered Senior Notes, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to: (i) deliver such Senior Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Senior Notes; (ii) present Certificates for such Senior Notes for transfer, and to transfer such Senior Notes on the account books maintained by DTC; and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Senior Notes, all in accordance with the terms and conditions of the Exchange Offer.

  THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE SENIOR NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE SENIOR NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, SALE, ASSIGNMENT AND TRANSFER OF THE SENIOR NOTES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

  The name(s) and address(es) of the registered holder(s) of the Senior Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Senior Notes. The Certificate number(s) and the Senior Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

  If any tendered Senior Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Senior Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Senior Notes will be returned (or, in the case of Senior Notes tendered by book-entry transfer, such Senior Notes will be credited to an account maintained at DTC), without expense to the tendering holder promptly following the expiration or termination of the Exchange Offer.

  The undersigned understands that tenders of Senior Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Senior Notes" in the Prospectus and in the instructions herein will, upon the Company's acceptance for exchange of such tendered Senior Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Senior Notes tendered hereby.

  Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Senior Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Senior Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Senior Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.

  BY TENDERING SENIOR NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT: (i) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY (WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT), OR IF THE UNDERSIGNED IS AN AFFILIATE, THE UNDERSIGNED WILL COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT TO THE EXTENT APPLICABLE; (ii) ANY EXCHANGE NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS; AND (iii) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF EXCHANGE NOTES TO BE RECEIVED IN THE EXCHANGE OFFER. IF THE UNDERSIGNED IS NOT A BROKER-DEALER, BY TENDERING SENIOR NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED REPRESENTS AND AGREES THAT IT IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION OF EXCHANGE NOTES. IF THE UNDERSIGNED IS A BROKER-DEALER, BY TENDERING SENIOR NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED REPRESENTS AND AGREES THAT SUCH SENIOR NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER A PROSPECTUS MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF EXCHANGE NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT). THE COMPANY HAS AGREED THAT STARTING ON THE EXPIRATION DATE AND ENDING ON THE CLOSE OF BUSINESS ON THE FIRST ANNIVERSARY OF THE EXPIRATION DATE, IT WILL MAKE THE PROSPECTUS AVAILABLE TO ANY PARTICIPATING BROKER-DEALER IN CONNECTION WITH ANY SUCH RESALE.

  All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus and in the Instructions contained in this Letter of Transmittal, this tender is irrevocable.

PLEASE SIGN HERE                          PLEASE SIGN HERE

_____________________________________  _________________________________________
        Authorized Signature                      Authorized Signature


Name:________________________________  Name:____________________________________


Title:_______________________________  Title:___________________________________


Address:_____________________________   Address:________________________________


_____________________________________   ________________________________________



Telephone Number:____________________   Telephone Number:_______________________



Dated:_______________________________   Dated:__________________________________


_____________________________________   _____________________________________
  Taxpayer Identification or Social        Taxpayer Identification or Social
           Security Number                            Security Number

  (NOTE: Signature(s) must be guaranteed if required by Instructions 2 and 5. This Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on Certificate(s) for the Senior Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith, including such opinions of counsel, certifications and other information as may be required by the Company or the Trustee for the Senior Notes to comply with the restrictions on transfer applicable to the Senior Notes. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instructions 2 and 5. Please complete substitute Form W-9 below.)

-------------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 2 AND 5)

 Signature(s) Guaranteed by an
 Eligible Institution:__________________________  Date:_______________________

                         AUTHORIZED SIGNATURE

 Name of Eligible Institution
 Guaranteeing Signature:___________________________

                                        Address:______________________________

 Capacity (full title):____________     ______________________________________

 Telephone Number:_________________     ______________________________________


--------------------------------------------------------------------------------

-------------------------------------     --------------------------------------


  SPECIAL ISSUANCE INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 2, 5 AND 6)               (SEE INSTRUCTIONS 2, 5 AND 6)


  To be completed ONLY if the Ex-            To be completed ONLY if Exchange
 change Notes or any Senior Notes           Notes or any Senior Notes that are
 that are not tendered are to be            not tendered are to be sent to
 issued in the name of someone              someone other than the registered
 other than the registered hold-            holder(s) of the Senior Notes
 er(s) of the Senior Notes whose            whose name(s) appear(s) above, or
 name(s) appear(s) above.                   to such registered holder at an
                                            address other than that shown
                                            above.





 Issue:                                     Mail:

 [_] Senior Notes not tendered, to:         [_] Senior Notes not tendered, to:


 [_] Exchange Notes, to:                    [_] Exchange Notes, to:


 Name(s) ___________________________         Names(s) __________________________

 Address ___________________________         Address ___________________________

 ___________________________________         ___________________________________


 Telephone Number:__________________         Telephone Number: _________________


 ___________________________________         ___________________________________
    (TAX IDENTIFICATION OR SOCIAL                (TAX IDENTIFICATION OR SOCIAL
          SECURITY NUMBER)                             SECURITY NUMBER)


-------------------------------------    ---------------------------------------

                                 INSTRUCTIONS
       (FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER)

  1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Senior Notes" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Senior Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. The term "book-entry confirmation" means a timely confirmation of book-entry transfer of Senior Notes into the Exchange Agent's account at DTC. Senior Notes may be tendered in whole or in part in integral multiples of $1,000 principal amount at maturity.

  Holders who wish to tender their Senior Notes and: (i) whose Certificates for such Senior Notes are not immediately available; (ii) who cannot deliver their Certificates, this Letter of Transmittal and all other required documents to the Exchange Agent prior to the Expiration Date; or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Senior Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Senior Notes" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, must be received by the Exchange Agent prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation) representing all tendered Senior Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer-- Procedures for Tendering Senior Notes" in the Prospectus.

  The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. For Senior Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

  THE METHOD OF DELIVERY OF SENIOR NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY AND PROPER INSURANCE SHOULD BE OBTAINED. NO LETTER OF TRANSMITTAL OR SENIOR NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THESE TRANSACTIONS FOR SUCH HOLDERS.

  The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

  2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if: (i) this Letter of Transmittal is signed by the registered holder (which shall include any participant in DTC whose name appears on a security position listing as the owner of the Senior Notes) of Senior Notes tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or (ii) such Senior Notes are tendered for the account of a firm that is an Eligible Institution. In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

  3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Senior Notes Tendered" is inadequate, the Certificate number(s) and/or the principal amount of Senior Notes and any other required information should be listed on a separate signed schedule and attached to this Letter of Transmittal.

  4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Senior Notes will be accepted only in integral multiples of $1,000 principal amount at maturity. If less than all the Senior Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Senior Notes which are to be tendered in the box entitled "Principal Amount Tendered (if less than all)." In such case, new Certificate(s) for the remainder of the Senior Notes that were evidenced by the old Certificate(s) will be sent to the tendering holder, unless the appropriate boxes on this Letter of Transmittal are completed, promptly after the Expiration Date. All Senior Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  Except as otherwise provided herein, tenders of Senior Notes may be withdrawn at any time prior to the Expiration Date. In order for a withdrawal to be effective, a written, telegraphic or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Senior Notes to be withdrawn, the aggregate principal amount of Senior Notes to be withdrawn, and (if Certificates for such Senior Notes have been tendered) the name of the registered holder of the Senior Notes as set forth on the Certificate(s), if different from that of the person who tendered such Senior Notes. If Certificates for Senior Notes have been delivered or otherwise identified to the Exchange Agent, the notice of withdrawal must specify the serial numbers on the particular Certificates for the Senior Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Senior Notes tendered for the account of an Eligible Institution. If Senior Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Senior Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Senior Notes and must otherwise comply with the procedures of DTC. Withdrawals of tenders of Senior Notes may not be rescinded. Senior Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Senior Notes."

  All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. Neither the Company, any affiliates of the Company, the Exchange Agent or any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Senior Notes which have been tendered but which are withdrawn will be returned to the holder thereof promptly after withdrawal.

  5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Senior Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) or on a security position listing, without alteration, enlargement or any change whatsoever.

  If any of the Senior Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Senior Notes are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are names in which Certificates are registered.

  If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Senior Notes listed and transmitted hereby, the Certificate(s) must be endorsed or accompanied by appropriate bond power(s), signed exactly as the name(s) of the registered owner appear(s) on the Certificate(s), and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Senior Notes may require in accordance with the restrictions on transfer applicable to the Senior Notes. Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

  6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Notes or Certificates for Senior Notes not exchanged are to be issued in the name of a person other than the signer of this Letter of Transmittal, or are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated. Holders tendering Senior Notes by book-entry transfer may request that Senior Notes not exchanged be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, Senior Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC.

  7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Senior Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right, in its sole and absolute discretion, to reject any and all tenders determined by it not to be in proper form or the acceptance for exchange of which may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Conditions to the Exchange Offer" or any defect or irregularity in any tender of Senior Notes of any particular holder whether or not similar defects or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Senior Notes will be deemed to have been validly made until all defects or irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates of the Company, the Exchange Agent, or any other person shall be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

  8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth above. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

  9. BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Senior Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Senior Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

  The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

  The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Senior Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Senior Notes. If the Senior Notes are registered in more than one name or are not in the name of the actual owner, consult the Instructions to Form W-9 (Request for Identification Number and Certification) for additional guidance on which number to report.

  Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the Instructions to Form W-9 (Request for Identification Number and Certification) for additional guidance on which holders are exempt from backup withholding.

  Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

  10. MUTILATED, LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate representing Senior Notes has been mutilated, lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the

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

Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen Certificates have been followed.

  11. SECURITY TRANSFER TAXES. Holders who tender their Senior Notes for exchange will not be obligated to pay any transfer taxes in connection therewith, except that if Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Senior Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Senior Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such transfer tax or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer tax will be billed directly to such tendering holder.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES REPRESENTING TENDERED SENIOR NOTES OR A BOOK ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

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

               TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS:
                              (SEE INSTRUCTION 9)

             PAYER'S NAME: UNITED STATES TRUST COMPANY OF NEW YORK


                      PART 1--PLEASE PROVIDE YOUR    SOCIAL SECURITY NUMBER OR
 SUBSTITUTE           TIN ON THE LINE AT RIGHT AND    EMPLOYER IDENTIFICATION
                      CERTIFY BY SIGNING AND                  NUMBER
 FORM W-9             DATING BELOW                   _________________________
                     ----------------------------------------------------------
 DEPARTMENT OF        PART 2--CERTIFICATION--Under penalties of perjury, I
 THE TREASURY         certify that:
 INTERNAL             (1) The number shown on this form is my correct
 REVENUE SERVICE          taxpayer identification number (or I am waiting for
                          a number to be issued to me);
 PAYER'S              (2) I am not subject to backup withholding either
 REQUEST FOR              because: (a) I am exempt from backup withholding;
 TAXPAYER'S               (b) I have not been notified by the Internal
 IDENTIFICATION           Revenue Service ("IRS") that I am subject to backup
 NUMBER (TIN)             withholding as a result of a failure to report all
                          interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding; and
                      (3) Any other information provided on this form is true
                          and correct.

                      CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
                     ----------------------------------------------------------

                      SIGNATURE ____________________________     PART 3--
                                                                 Awaiting
                                                                 TIN [_]

                      DATE _________________________________
                     ----------------------------------------------------------
                      NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF
                      31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
                     ----------------------------------------------------------
                         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                       CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

                       CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

                      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Exchange Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

                      SIGNATURE: _________________    DATE: __________________


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